Exhibit 99.1

Reliance Global Group Regains Compliance with Nasdaq Continued Listing Requirements

LAKEWOOD, N.J., March 10, 2023 — Reliance Global Group, Inc. (Nasdaq: RELI; RELIW) (“Reliance”, “we” or the “Company”), which combines artificial intelligence (AI) and cloud-based technologies with the personalized experience of a traditional insurance agency, announced that the Company received notice from Nasdaq on March 9, 2023, indicating that Reliance had regained compliance with the minimum bid price requirement under Nasdaq Rule 5550(a)(2).

Mr. Ezra Beyman, Chairman and CEO of Reliance, commented, “We are pleased to have regained compliance with the continued listing requirements of Nasdaq. Maintaining our Nasdaq listing is of the utmost importance to the Company given the credibility and visibility that it provides, and we view it as essential in our ongoing activities to enhance shareholder value and position the Company for long-term success.”

About Reliance Global Group, Inc.

Reliance Global Group, Inc. (NASDAQ: RELI, RELIW) an InsurTech pioneer, is working to transform the traditional insurance agency model by combining artificial intelligence (AI) with the personalized experience of a traditional insurance agency model. Reliance Global Group’s growth strategy includes the organic expansion of its current portfolio of agencies owned in addition to the growth of 5MinuteInsure.com, its online business-to-consumer platform that utilizes artificial intelligence and data mining, to provide competitive insurance quotes within 5 minutes, and RELI Exchange, its B2B InsurTech platform and agency partner network for insurance agents and agencies, designed to give independent agents an entire suite of business development tools and the ability to effectively compete with national agencies. Additional information about the Company is available at https://www.relianceglobalgroup.com/.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions and include statements such as the Company having built a best-in-class InsurTech platform, making RELI Exchange an even more compelling value proposition and further accelerating growth of the platform, rolling out several other services in the near future to RELI Exchange agency partners, building RELI Exchange into the largest agency partner network in the U.S., the Company moving in the right direction and the Company’s highly scalable business model driving significant shareholder value. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission and elsewhere and risk as and uncertainties related to: the Company’s ability to generate the revenue anticipated and the ability to build the RELI Exchange into the largest agency partner network in the U.S., and the other factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as the same may be updated from time to time. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, the Company’s Quarterly Reports on Form 10-Q, the Company’s Current Reports on Form 8-K and subsequent filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contact:

Crescendo Communications, LLC

Tel: +1 (212) 671-1020

Email: RELI@crescendo-ir.com